                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 1995

                          BOWMAR INSTRUMENT CORPORATION
             (Exact name of registrant as specified in its charter)

          Indiana                   1-4817                    35-0905052
    -----------------            --------------           ---------------------
     (State or Other              (Commission               (I.R.S. Employer
     Jurisdiction of              File Number)             identification No.)
     Incorporation)

5080 North 40th Street, Phoenix, Arizona                              85018
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (602 957-0271)
                                                   -----------------


(Former name or former address, if change since last report)

ITEM 5.  OTHER EVENTS

Exhibit 5 (a) - Amended and Restated Code of By-Laws of Bowmar Instrument Corporation

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                BOWMAR INSTRUMENT CORPORATION

                                                By:      /S/ Joe G. Warren
                                                   -----------------------------
                                                        Joe G. Warren, Jr.
                                                        Vice President Finance


DATED:  October 16, 1995